Exhibit 10.5

AGREEMENT

THIS AGREEMENT, made and entered into with effect as of June 1, 2006 (the “Effective Date”), by and among AL-CORN CLEAN FUEL COOPERATIVE (“ACF”), CORN PLUS COOPERATIVE (“CPC”), HEARTLAND CORN PRODUCTS COOPERATIVE (“HCP”), CHIPPEWA VALLEY ETHANOL COMPANY (“CVEC”), DIVERSIFIED ENERGY COMPANY (“DENCO”), CENTRAL MN. ETHANOL COOP (“CENTRAL”), BUSHMILLS ETHANOL INC. (“BUSHMILLS”), MINNESOTA ENERGY LLC (“MNENERGY”), RED TRAIL ENERGY LLC (“RED TRAIL”) and OTTERTAIL AG. ENTERPRISES LLC (“OTTERTAIL”) (hereinafter ACF, CPC, HCP, CVEC, DENCO, CENTRAL, BUSHMILLS, MNENERGY, RED TRAIL and OTTERTAIL are referred to collectively as “PRODUCERS”), and COMMODITY SPECIALISTS COMPANY (“CSC”).

WHEREAS, OTTERTAIL desires to sell and CSC wishes to purchase the DDGS, DWGS and DS output pf the production plant which OTTERTAIL will own in Fergus Falls, Minnesota (the “Plant”) with an anticipated start-up of December 15, 2007;

WHEREAS, all of the PRODUCERS other than OTTERTAIL, entered, into and agreement with CSC dated January 1, 2006, a copy of which is attached hereto (the “Pool Agreement”); and

WHEREAS, OTTERTAIL wishes to be a participant in the Pool Agreement with respect to the DDGS output of the Plant and all the other PRODUCERS and CSC wish OTTERTAIL to be a participant in the Pool Agreement all as if OTTERTAIL had signed the Pool Agreement.

NOW, THEREFORE, in consideration of the promises and the mutual covenants and conditions herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by all the parties, it is hereby agreed;

1.       OTTERTAIL agrees to sell its DDGS to CSC in accordance with the terms of the Pool Agreement all as if it is a party to the Pool Agreement, as modified from time to time, in accordance with all of the terms thereof as a PRODUCER as of the date of the start-up of the Plant and each of the other PRODUCERS and CSC agree that OTTERTAIL shall be a party to the Pool Agreement as of such date. OTTERTAIL warrants storage space for not less than seven days of production of DDGS shall be reserved for CSC’s use at its plant.

2.     OTTERTAIL and CSC agree that the entire production of DWGS and DS from the Plant shall be governed by a separate agreement between them dated as of the same date as this Agreement.

3.     The PRODUCERS acknowledge that the number of rail cars that CSC may lease in accordance with Section 14 D of the Pool Agreement is up to 700 rail cars.

4.     To facilitate execution, this Agreement may be executed in as many counterparts as may be required and it shall not be necessary that the signatures of each party appear on each counterpart; but it shall be sufficient if the signature of each party appear on one or more of the counterparts.  AH counterparts shall collectively constitute a single agreement.

5.     Except as modified herein the Pool Agreement shall remain in full force and effect.

IN WITNESS THEREOF, the parties have caused this Amendment to be executed the day and year first above written.

COMMODITY SPECIALISTS COMPANY

By	/s/ Philip J. Lindau
Title	Co-President

AL-CORN CLEAN FUEL COOPERATIVE

By
Title

CORN PLUS COOPERATIVE

By	/s/ Keith Kor
Title	General Manager

HEARTLAND CORN PRODUCTS COOPERATIVE

By	/s/ Ben Brown
Title	CEO

CHIPPEWA VALLEY ETHANOL COMPANY

By	/s/ William A Lee
Title	General Manager

DENCO, LLC

By
Title

DIVERSIFIED ENERGY COMPANY

By
Title

CENTRAL MN. ETHANOL CO-OP

By	/s/ Kerry Nixon
Title	General Manager

BUSHMILLS ETHANOL INC

By

Title

MINNESOTA ENERGY LLC

By	/s/ Randy Hahn

Title	General Manager

OTTERTAIL AG. ENTERPRISES LLC

By	/s/ Jerry Larson

Title	President

RED TRAIL ENERGY LLC

By	/s/ Mick Miller

Title	General Manager